UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois 60515	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On July 10, 2019, Dover Corporation (the “Company”) issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that David Malinas, age 44, has been appointed as Senior Vice President of Operations, effective July 29, 2019. Mr. Malinas most recently served as Senior Vice President and President, Industrial Process for ITT Corporation. Previously, Mr. Malinas held executive-level positions at Thermo Fisher Scientific Inc., most recently as Vice President and General Manager, Controlled Temperature Technologies Businesses, and at Danaher Corporation.

The Company also announced that Ryan Paulson, age 45, has been appointed as Vice President, Controller, effective July 9, 2019. Mr. Paulson will also serve as the Company’s Principal Accounting Officer, a role he has filed on an interim basis since May 2019. Mr. Paulson joined the Company in August 2017 as Assistant Controller, Global Consolidations & Operations Accounting. Prior to joining the Company, Mr. Paulson was a partner at PricewaterhouseCoopers LLP.

There are no arrangements or understandings between either Mr. Malinas or Mr. Paulson, respectively, and any other person pursuant to which he was appointed. Neither Mr. Malinas nor Mr. Paulson has entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between either Mr. Malinas or Mr. Paulson, respectively, and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Dover Corporation Press Release dated July 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2019	DOVER CORPORATION (Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

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